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                                                                   EXHIBIT 10.1
                                                                    Page 1 of 1



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                                 STRAIGHT NOTE




     $200,000          South El Monte, California         November 11, 1999
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         For value received, Lee Pharmaceuticals promises to pay Mark DiSalvo or order, at South El Monte, California the sum of TWO HUNDRED THOUSAND DOLLARS, with interest from November 11, 1999, on unpaid principal at the rate of twenty (20) per cent per annum; principal is payable monthly, commencing on December 25, 1999, with monthly principal payments of $10,000. Interest shall be calculated on the basis of the unpaid principal balance daily, based on a 365-day year, actual day month and payable monthly. Principal and interest shall be payable in lawful money of the United States. If action were instituted on this note, I promise to pay such sum as the Court may fix as attorney's fees. This note is secured by the following trademarks; Cope and Astring-o-Sol.

        11/29/99                     /s/ Ronald G. Lee
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         Date                  Lee Pharmaceuticals - Ronald G. Lee

        11/24/99                     /s/ Michael L. Agresti
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         Date                  Lee Pharmaceuticals - Michael L. Agresti

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